FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2015
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

21.FAIR VALUE MEASUREMENT

Financial assets and liabilities of the Company primarily comprise of cash and cash equivalents, short-term investments, restricted cash, funds receivable, accounts receivable, due from and due to related parties, employee housing loan receivables, customer advances and deposits, accounts payable, short-term loan, other payables, the Notes and warrant liability. As of December 31, 2014 and 2015, the carrying values of these financial instruments, except for employee housing loan receivables, the Notes and warrant liability, approximated their fair values due to the short-term nature of these instruments.

The fair value of the employee housing loan receivables has been calculated by discounting the expected future cash flows using rates currently available for instruments with similar terms, credit risk and remaining maturities. The calculated fair value approximates the carrying amount of the outstanding employee housing loan receivables. The warrant liability was recorded at fair value on the issuance date and subsequently adjusted to the fair value at each reporting date. The liability component of the Notes was initially recorded at fair value net of issuance costs, with subsequent accretion to face value.

ASC topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 - Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets

Level 2 - Include other inputs that are directly or indirectly observable in the marketplace

Level 3 - Unobservable inputs which are supported by little or no market activity

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

In accordance with ASC 820, the Company measured the Baidu Warrants at fair value on a recurring basis. Baidu Warrants were classified as Level 2 by using the binomial-tree model with exogenous credit risk developed by Tsiveriotis and Fernandes (1998) based on inputs that are directly and indirectly observable in the market.

Assets and liabilities measured at fair value as of December 31, 2014 are summarized as below:

	Fair Value Measurement or Disclosure at December 31, 2014 Using
	Quoted Prices in Active Market for Identical Assets	Significant Other Observable Inputs	Unobservable inputs
	(Level 1)	(Level 2)	(Level 3)
	RMB	RMB	RMB
Recurring
Warrant liability	—	701,776	—
Total liability measured at fair value	—	701,776	—

No asset or liability was measured at fair value as of December 31, 2015 as the Baidu Warrants were exercised (Note 13).

The Company had no assets or liabilities measured or disclosed at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2014 and 2015.